UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2014


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

            7117 US 31 S
          Indianapolis, IN                                          46227
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ADDITIONAL CLOSING ON SENIOR SECURED NOTE

     On May 16, 2014, (the "Additional Closing Date"), Stevia Corp., a Nevada corporation (the "Company") sold to Nomis Bay Ltd., a Bermuda company ("Nomis Bay"), an additional senior convertible note with an initial principal amount of $600,000 (the "Additional Convertible Note") for a purchase price of $600,000.

     The Additional Convertible Note was issued pursuant to the securities purchase agreement dated March 3, 2014 (the "Closing Date") between the Company and Nomis Bay (the "Purchase Agreement"). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth therein Nomis Bay previously purchased from the Company on the Closing Date a senior convertible note with an initial principal amount of $500,000 (the "Initial Convertible Note" and, together with the Additional Convertible Note, the "Convertible Notes") for a purchase price of $340,000 (a 32% original issue discount). Pursuant to the terms of the Initial Convertible Promissory Note, following the Company's satisfaction of its registration obligations related thereto, the current principal amount of the Initial Convertible Promissory Note was reduced to $340,000.

     The Initial Convertible Note matures on December 27, 2014 (subject to extension as provided in the Initial Convertible Note) and, in addition to the 32% original issue discount, accrues interest at the rate of 8% per annum. The Additional Convertible Note will mature on March 16, 2015 (subject to extension as provided in the Initial Convertible Note) and will accrue interest at the rate of 8% per annum.

     The Initial Convertible Note is convertible at any time, in whole or in part, at Nomis Bay's option into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a conversion price equal to the lesser of (i) the product of (x) the arithmetic average of the lowest two (2) volume weighted average prices of the Common Stock during the 10 consecutive trading days ending and including the trading day immediately preceding the applicable conversion date and (y) 60% (the "Variable Conversion Price"), and (ii) $0.30 (as adjusted for stock splits, stock dividends, stock combinations or other similar transactions). The Additional Convertible Note is convertible at any time, in whole or in part, at Nomis Bay's option into shares of Common Stock at a conversion price that will be equal to the lesser of (i) the Variable Conversion Price and (ii) $0.30 (as adjusted for stock splits, stock dividends, stock combinations or other similar transactions). At no time will Nomis Bay be entitled to convert any portion of the Convertible Notes to the extent that after such conversion, Nomis Bay (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date.

     The Additional Convertible Note includes customary Event of Default provisions. The Additional Convertible Note provides for a default interest rate of 18%. Upon the occurrence of an Event of Default, Nomis Bay may require the Company to pay in cash the "Event of Default Redemption Price" which is defined in the Additional Convertible Note to mean the greater of (i) the product of (A) the amount to be redeemed multiplied by (B) 140% (or 100% if an insolvency related event of default) and (ii) the product of (X) the conversion price in effect at that time multiplied by (Y) the product of (1) 140% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to be made under this provision. The Company has the right at any time to redeem all, but not less than all, of the

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total outstanding amount then remaining under the Additional Convertible Note in cash at a price equal to 140% of the total amount of such Convertible Note then outstanding.

     The issuance of the Additional Convertible Note to Nomis Bay under the Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption for transactions by an issuer not involving any public offering under
Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Company made this determination based on the representations of Nomis Bay in the Purchase Agreement that Nomis Bay is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

     This Current Report on Form 8-K (this "Report") is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

     The foregoing descriptions of the Convertible Notes are qualified in their entirety by reference to the provisions of the form of Convertible Note filed as exhibit 4.1 to this Report, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

NOMIS BAY TRANSACTION

     The disclosure set forth under Item 2.03 of this Report is incorporated by reference into this Item.

ITEM 8.01 OTHER EVENTS.

     On May 21, 2014, the Company issued a press release announcing the issuance of the Additional Convertible Note to Hanover, a copy of which is attached to this Report as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    4.1      Form of Senior Convertible Note.

    99.1     Press Release dated May 21, 2014.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2014                       STEVIA CORP.


                                         By: /s/ George Blankenbaker
                                            ------------------------------------
                                            George Blankenbaker
                                            President

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